UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 31, 2018

General Steel Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-33717	41-2079252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 106, Tower H,
Phoenix Place, Shuguangxili,
Chaoyang District, Beijing, China 100028

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	+ 86 (10) 58667723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: This amendment to the Current Report on Form 8-K filed on January 31, 2019, is being filed to include the financial statements of Fresh Human Global Ltd., a Cayman Islands corporation (“Fresh Human”) and pro forma financial information of the General Steel Holdings, Inc. (the “Registrant”) and Fresh Human.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

Attached to this Current Report as Exhibit 99.1 are the following financial statements of Fresh Human, including a report of Simon & Edward, LLP, an independent public accounting firm, and notes to the financial statements:

(i) Audit Report of Simon & Edward, LLP

(ii) Consolidated Balance Sheets as of December 31, 2018 and 2017

(iii) Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, 2018 and 2017

(iv) Consolidated Statements of Changes in Equity

(v) Consolidated Statements of Cash Flow for the years ended December 31, 2018 and 2017

(vi) Notes to the Financial Statements of Fresh Human

(b) Pro Forma.

Attached to this Current Report as Exhibit 99.2 are unaudited pro forma financial information for the Company, after giving effect to the acquisition by the Registrant of Fresh Human on December 31, 2018, and adjustments described in such pro forma information.

(d) Exhibits.

Exhibit No.	Description
99.1	Financial Statements of Fresh Human Global Ltd.
99.2	Pro Forma Financial Statements of General Steel Holdings, Inc. and Fresh Human Global Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL STEEL HOLDINGS, INC.

	By:	/s/ John Chen
		Name:	John Chen
		Title:	Chief Financial Officer
Dated: March 15, 2019